POWER OF ATTORNEY

	I, Stephen F. Rowland, Jr.,
hereby authorize and
designate each
of Eric J. Buss, Adam T. Bebus,
Amy C. Seidel, Kuai H.
Leong,
and Steve R. Fenlon, signing singly,
as my true and lawful

attorney-in-fact to:

	(1)	execute for and on my
behalf, in my
capacity as an officer
and/or director of Life Time Fitness,
Inc.(the
"Company"), the Form ID, Form
3, 4 and 5 in accordance with Section

16(a) of the Securities Exchange Act
of 1934 (the "Exchange Act") and
the
rules and regulations promulgated
thereunder;

	(2)	do and
perform any and all
acts for and on my behalf which may be
necessary
or desirable to complete and
execute any such Form ID or Form 3, 4
or
5 and timely file such form with the
Securities and Exchange Commission,
any
stock exchange or similar authority,
and the National Association
of Securities
Dealers; and

	(3)	take any other action of
any type
whatsoever in connection with
the foregoing which, in the opinion of

such attorney-in-fact, may be to my
benefit, in my best interest, or

legally required of me, it being
understood that the statements
executed
by such attorney-in-fact on my behalf
pursuant to this Power
of Attorney
shall be in such form and shall contain
such terms and
conditions as such
attorney-in-fact may approve in such

attorney-in-fact's discretion.

	I hereby further grant to each

such attorney-in-fact full power and
authority to do and perform any
and
every act and thing whatsoever
requisite, necessary or proper to
be
done in the exercise of any of the
rights and powers herein
granted, as
fully to all intents and purposes as I
might or could do
if personally
present, with full power of
substitution or revocation,
hereby
ratifying and confirming all that such
attorney-in-fact, or
such attorney-in-
fact's substitute or substitutes, shall
lawfully do
or cause to be done by
virtue of this Power of Attorney and
the
rights and powers herein granted.
I hereby acknowledge that the
foregoing
attorneys-in-fact, in serving in such
capacity at my
request, are not
assuming, nor is the Company assuming,
any of my
responsibilities to comply with
Section 16 of the Exchange Act.


	This Power of Attorney shall
remain in full force and effect until I

am no longer required to file the Form ID, Forms 3, 4 and 5 with respect to my holdings of and transactions in securities issued by the Company, unless earlier revoked by me in a signed writing delivered to the foregoing
attorneys-in-fact.

	IN WITNESS
WHEREOF, I have caused
this Power of Attorney to be duly
executed as
of this 22nd day of June,
2004.


Stephen F. Rowland, Jr.